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Exhibit 10.30

          Fourteenth Amendment to Data Processing Agreement dated January 1, 1998, by and between ALLTEL Information Services, Inc. (formerly Systematics Financial Services, Inc.) and Brenton Bank (formerly Brenton Bank Services Corporation). This Fourteenth Amendment to Data Processing Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1998.
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